Table of Contents

      USAA Family of Funds                            1
      Message from the President                      2
      Investment Review                               4
      Message from the Managers                       5
      Financial Information:
         Portfolio of Investments                     8
         Notes to Portfolio of Investments           14
         Statement of Assets and Liabilities         15
         Statement of Operations                     16
         Statements of Changes in Net Assets         17
         Notes to Financial Statements               18




Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Income Strategy Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.






USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 (Registered
  Trademark) Index(2)              Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.








Message from the President

[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA APPEARS HERE]

Since my last message to Investment Trust shareholders, the stock market has reminded us that intense emotions are part of the investment process. In August, the unraveling of markets around the world was downright scary. Huge daily drops, the rampage into treasury bonds while other income markets dried up, and the antics of huge hedge funds made for confusion and fear. At such times, it becomes very hard for people to remember the long-term plans they have made for their portfolios.

A scant three months later, stock markets have recouped losses and bond markets have settled down. August looks like a momentary aberration. With the retreat of fear, we are now seeing something the financial press has tagged "Internet stocks." These are various companies, going public for the first time, whose business is closely tied to Internet commerce. Some have soared to prices ten times their initial offering, even though they have little or no earnings and traditional analysts can detect little to support such lofty prices. In the 1600s, investors got the idea that tulip bulbs, which Dutch traders brought home on their voyages, were highly valuable and bid their prices to incredible levels. Those prices collapsed and the word "tulip" took on a special meaning for investment professionals. The tulip craze became a classic example of irrational investor behavior. When I watch the Internet IPOs, I think "Tulip."

This tells me that emotions can run both ways, from panic to euphoria, and make people forget their long-term investment plans. But, you need those plans most of all when the emotions are rampant. Trading in calm markets prepares you to avoid trading during raging markets.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


For more complete information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.

Although none of the investments mentioned are guaranteed or insured, government bonds are backed by the full faith and credit of the U.S. Government. Common stocks are considered to have the most risk, followed by corporate bonds and government bonds. All of these vehicles are subject to tax. If held to maturity, bonds offer a fixed rate of return and fixed principal value. Return and principal value of an investment in stocks will fluctuate.

Past performance is no guarantee of future results.






Investment Review

USAA INCOME STRATEGY FUND

OBJECTIVE: To seek high current return, with reduced risk over time, through an asset allocation strategy which emphasizes income and gives secondary emphasis to long-term growth of capital.


--------------------------------------------------------------------------------
                                           11/30/98              5/31/98
--------------------------------------------------------------------------------
  Net Assets                             $59.0 Million        $39.2 Million
  Net Asset Value Per Share                 $12.34               $12.11
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AND 30-DAY SEC YIELD* AS OF 11/30/98
--------------------------------------------------------------------------------
      5/31/98                          Since Inception            30-Day
   to 11/30/98 (+)       1 Year           on 9/1/95              SEC Yield
       4.14%             10.91%            11.52%                  3.55%
--------------------------------------------------------------------------------

* Calculated as prescribed by the Securities and Exchange Commission.

+ Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.





CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Income Strategy Fund, the Lehman Brothers Aggregate Bond Index, and the Lipper General Bond Funds Average for the period of 09/01/95 through 11/30/98. The data points from the graph are as follows:

              USAA Income         Lehman          Lipper
              Strategy Fund        Index          Average
              -------------       -------         -------

09/01/95       $10,000            $10,000        $10,000
11/30/95        10,711             10,382         10,399
05/31/96        10,323             10,262         10,464
11/30/96        11,546             11,012         11,300
05/31/97        11,725             11,115         11,558
11/30/97        12,851             11,844         12,243
05/31/98        13,686             12,328         12,777
11/30/98        14,253             12,963         13,083

Data since inception on 09/01/95 through 11/30/98


The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the government/corporate index, the mortgage-backed securities index, and the asset-backed securities index. The Lipper General Bond Funds Average is the average performance level of all general bond funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Strategy Fund to the Index and the Lipper Average.







Message from the Managers

[PHOTOGRAPH OF PORTFOLIO MANAGERS APPEARS HERE: From L to R: Pamela K. Bledsoe, CFA (Money Market Instruments), John W. Saunders, Jr., CFA (Allocation Manager, Bonds), and Patrick O'Hare, CFA (Stocks).]


FUND OVERVIEW
Positive market trends continue although not without some interim distress, occurring especially in the stock market. The summer disturbance for stocks was followed by a sharp rally to new highs on November 23. Thus, the pattern of new stock market highs recorded in each shareholder report since the Fund's inception on September 1, 1995, remains unbroken. For bonds, interest rates have continued their downward trend, but the "flight to quality" in August and September benefited U.S. Treasury bonds at the expense of corporate bonds and mortgage securities. Your Fund has continued to perform well in this environment and is ranked #2 out of 30 funds in the General Bond Funds category by Lipper Analytical Services, Inc.,(1) for the one-year period ending November 30, 1998. Although past performance does not guarantee future results, the Fund's total return of 10.91% for the one-year period was well above the Lipper average of 6.73% for funds in the category.

The Fund's investment categories were rebalanced within their respective ranges in November. On November 30, 1998, the end of this reporting period, portfolio mix as a percentage of net assets was 76.2% in bonds and 22.7% in common stocks.

(1) Lipper Analytical Services is an independent organization that monitors the performance of mutual funds. Lipper rankings are based on total returns.

BONDS
The bond market has been subject to high volatility because of adverse technical factors during this reporting period. Beginning with the Russian government bond default in mid-August, a "flight to quality" started a strong rally in U.S. Treasury bonds which moved their interest rates lower. This rally accelerated when some highly leveraged hedge funds (2) collapsed. The result was unsustainably lower interest rates on U.S. Treasury bonds while liquidity in the rest of the bond market vanished when bond dealers refused to bid for bonds. This lack of liquidity caused interest rates in the rest of the bond market to move sharply higher. Then, a rally in the Japanese yen in October caused several hedge funds to sell U.S. Treasury bonds, thereby reversing the diverging trend and forcing their interest rates higher. As the dust has settled, interest rates are lower on balance but not as low as they were in early October. Average maturities in the Fund's bond portfolio were shortened to reduce price volatility in this turbulent period.

Meanwhile, the Federal Reserve has overtly announced an "easing" in monetary policy with its three reductions in both the Fed Funds target rate and its own discount window rate. Therefore, interest rates should stabilize around current levels. We continue to focus on maintaining a high level of income in the bond portfolio.

(2) A private investment pool for wealthy investors that, unlike a mutual fund, is exempt from SEC regulation.

STOCKS
Concerns that the turmoil overseas would cause the U.S. to go into a recession took a heavy toll on stocks during the summer. Since reaching lows in August, stocks have rebounded sharply to set new highs at year end. Leading the recovery were the sectors hardest hit in the sell-off, the financial and the technology sectors.

On October 1, 1998, the portfolio manager of the equity portion of the Fund changed, and a number of stocks were sold and replaced. We reduced the weightings in the traditional value sectors such as basic materials, capital goods, consumer cyclicals, and utilities. The weightings in faster growing sectors such as consumer staples and technology were increased. We also increased the weighting in the financial sector as we felt that the summer sell-off was overdone.

MONEY MARKET INSTRUMENTS
Money market instruments are used to provide liquidity for withdrawals or to provide a temporary investment until stock or bond purchases are made. U.S. government discount notes are the most common instruments used for these purposes.




----------------------------------------
       TOP 5 EQUITY HOLDINGS
         (% OF NET ASSETS)
----------------------------------------
  Microsoft                      1.1
  Cisco Systems                  0.9
  General Electric               0.8
  Texas Instruments              0.7
  Pfizer                         0.7
----------------------------------------







ASSET ALLOCATION

A pie chart is shown here depicting the Asset Allocation as of November 30, 1998 of the USAA Income Strategy Fund to be:

Bonds - 76.2%* and Stocks - 22.7%*.


* Percentages are of the Net Assets in the Portfolio and may or may not equal 100%.


See page 8 for a complete listing of the Portfolio of Investments.









USAA INCOME STRATEGY FUND
PORTFOLIO OF INVESTMENTS

November 30, 1998
(Unaudited)

                                                                       Market
 Number                                                                Value
 of Shares                Security                                     (000)
--------------------------------------------------------------------------------

                   STOCKS (22.7%)

         Advertising/Marketing (0.1%)
 1,400   Omnicom Group, Inc.                                          $    75
                                                                     -----------
         Aerospace/Defense (0.1%)
 2,000   Boeing Co.                                                        81
                                                                     -----------
         Aluminum (0.1%)
   900   Aluminum Co. of America                                           67
                                                                     -----------
         Automobiles (0.4%)
 3,900   Ford Motor Co.                                                   215
                                                                     -----------
         Auto Parts (0.3%)
 4,300   Lear Corp.*                                                      166
                                                                     -----------
         Banks - Major Regional (0.8%)
 3,200   Fleet Financial Group, Inc.                                      133
 2,100   Mellon Bank Corp.                                                132
 1,600   PNC Bank Corp.                                                    83
 2,000   State Street Corp.                                               137
                                                                     -----------
                                                                          485
                                                                     -----------
         Banks - Money Center (0.5%)
 3,163   BankAmerica Corp.                                                206
 1,100   J. P. Morgan & Co., Inc.                                         118
                                                                     -----------
                                                                          324
                                                                     -----------
         Beverages - Alcoholic (0.2%)
 2,200   Anheuser-Busch Companies, Inc.                                   133
                                                                     -----------
         Beverages - Nonalcoholic (0.7%)
 3,400   Coca-Cola Co.                                                    238
 1,900   Coca-Cola Enterprises, Inc.                                       72
 2,000   PepsiCo, Inc.                                                     77
                                                                     -----------
                                                                          387
                                                                     -----------
         Broadcasting - Radio & TV (0.3%)
 5,300   CBS Corp.*                                                       158
                                                                     -----------
         Chemicals (0.6%)
 1,100   Dow Chemical Co.                                                 107
 4,000   Du Pont (E. I.) De Nemours & Co.                                 235
                                                                     -----------
                                                                          342
                                                                     -----------
         Communication Equipment (0.3%)
 1,850   Lucent Technologies, Inc.                                        159
                                                                     -----------
         Computer - Hardware (0.4%)
 1,400   IBM Corp.                                                        231
                                                                     -----------
         Computer - Networking (0.9%)
 6,750   Cisco Systems, Inc.*                                             509
                                                                     -----------
         Computer Software & Service (1.1%)
 5,100   Microsoft Corp.*                                                 622
                                                                     -----------
         Drugs (1.4%)
 2,600   Merck & Co., Inc.                                                403
 3,700   Pfizer, Inc.                                             `       413
                                                                     -----------
                                                                          816
                                                                     -----------
         Electrical Equipment (1.1%)
 2,100   Emerson Electric Co.                                             136
 5,400   General Electric Co.                                             489
                                                                     -----------
                                                                          625
                                                                     -----------
         Electronics - Semiconductors (1.4%)
 3,800   Intel Corp.                                                      409
 5,600   Texas Instruments, Inc.                                          428
                                                                     -----------
                                                                          837
                                                                     -----------
         Entertainment (0.2%)
 1,000   Time Warner, Inc.                                                106
                                                                     -----------
         Equipment - Semiconductors (0.6%)
 6,900   Applied Materials, Inc.*                                         267
 2,900   Teradyne, Inc.*                                                   93
                                                                     -----------
                                                                          360
                                                                     -----------
         Finance - Diversified (1.5%)
 1,200   American Express Co.                                             120
 4,500   Citigroup, Inc.                                                  226
 5,500   Federal Home Loan Mortgage Corp.                                 333
 3,200   Morgan Stanley, Dean Witter, Discover & Co.                      223
                                                                     -----------
                                                                          902
                                                                     -----------
         Foods (0.6%)
 3,700   Nabisco Holdings Corp.                                           147
 4,300   Ralston Purina Group                                             150
   900   Unilever N.V. - New York Shares                                   70
                                                                     -----------
                                                                          367
                                                                     -----------
         Healthcare - Diversified (1.4%)
 6,900   American Home Products Corp.                                     367
 1,500   Bristol-Myers Squibb Co.                                         184
 3,200   Johnson & Johnson, Inc.                                          260
                                                                     -----------
                                                                          811
                                                                     -----------
         Hospitals (0.1%)
 2,300   Tenet Healthcare Corp.*                                           68
                                                                     -----------
         Household Products (0.6%)
 1,500   Colgate-Palmolive Co.                                            129
 2,500   Procter & Gamble Co.                                             219
                                                                     -----------
                                                                          348
                                                                     -----------
         Housewares (0.2%)
 3,000   Newell Co.                                               `       133
                                                                     -----------
         Insurance - Multi-Line Companies (0.6%)
 3,950   American International Group, Inc.                               371
                                                                     -----------
         Insurance - Property/Casualty (0.2%)
 2,800   Allstate Corp.                                                   114
                                                                     -----------
         Investment Banks / Brokerage (0.1%)
 1,200   Merrill Lynch & Co., Inc.                                         90
                                                                     -----------
         Machinery - Diversified (0.1%)
 1,500   Caterpillar, Inc.                                                 74
                                                                     -----------
         Manufacturing - Diversified Industries (0.5%)
 1,700   Minnesota Mining & Manufacturing Co.                             136
 1,500   United Technologies Corp.                                        161
                                                                     -----------
                                                                          297
         Medical Products & Supplies (0.3%)
 2,300   Medtronic, Inc.                                                  156
                                                                     -----------
         Oil - Domestic Integrated (0.1%)
 1,000   Atlantic Richfield Co.                                            67
                                                                     -----------
         Oil - International Integrated (1.2%)
 4,300   Exxon Corp.                                                      323
 3,300   Royal Dutch Petroleum Co.                                        155
 3,800   Texaco, Inc.                                                     219
                                                                     -----------
                                                                          697
                                                                     -----------
         Oil & Gas - Drilling/Equipment (0.2%)
 2,600   Schlumberger Ltd.                                                116
                                                                     -----------
         Paper & Forest Products (0.1%)
 1,500   International Paper Co.                                           65
                                                                     -----------
         Retail - Building Supplies (0.2%)
 3,000   Home Depot, Inc.                                                 149
                                                                     -----------
         Retail - General Merchandising (0.7%)
 3,300   Dayton Hudson Corp.                                              149
 3,200   Wal-Mart Stores, Inc.                                            241
                                                                     -----------
                                                                          390
                                                                     -----------
         Retail - Specialty Apparel (0.1%)
 1,200   Gap, Inc.                                                         88
                                                                     -----------
         Services - Commercial & Consumer (0.2%)
 3,700   Service Corp. International                                      138
                                                                     -----------
         Services - Data Processing (0.2%)
 3,500   First Data Corp.                                                  93
                                                                     -----------
         Telecommunications - Long Distance (0.6%)
 2,400   MCI Worldcom, Inc.*                                              142
 3,000   Sprint Corp.                                                     218
                                                                     -----------
                                                                          360
                                                                     -----------
         Telephones (0.9%)
 3,400   Bell Atlantic Corp.                                              189
 1,300   BellSouth Corp.                                                  114
 4,800   SBC Communications Corp.                                         230
                                                                     -----------
                                                                          533
                                                                     -----------
         Tobacco (0.5%)
 5,200   Philip Morris Companies, Inc.                                    291
                                                                     -----------
         Total stocks (cost: $11,021)                                  13,416
                                                                     -----------

Principal                                                                Market
Amount                                             Coupon    Maturity    Value
(000)              Security                         Rate       Date      (000)
--------------------------------------------------------------------------------
                       Bonds (76.2%)

$1,000   Aluminum Co. of America                    5.75%    2/01/2001  $ 1,014
 1,000   American General Finance Corp.             5.88%    7/01/2000    1,005
 1,000   Associates Corp. of North America          5.90%    6/23/2000    1,006
 1,000   Branch Banking and Trust Co.               5.70%    2/01/2001    1,000
 1,000   Caterpillar Financial Services Corp., MTN  5.83%   10/16/2000    1,007
   500   Central Power & Light Co.                  6.63%    7/01/2005      529
 1,000   Chrysler Financial Corp., MTN              6.05%    3/06/2001    1,011
   500   Citicorp                                   6.38%    1/15/2006      516
 1,000   Comdisco, Inc.                             6.02%    6/26/2000      998
   500   Dresser Industries, Inc.                   6.25%    6/01/2000      507
   500   Ford Motor Credit Co.                      6.13%    1/09/2006      513
   500   Ford Motor Credit Co., MTN                 5.99%    2/27/2001      507
 1,000   General Electric Credit Corp., MTN         5.73%    6/19/2000    1,008
 1,000   General Motors Acceptance Corp., Notes     5.95%    4/20/2001    1,012
   500   Heller Financial, Inc.                     5.63%    3/15/2000      497
   750   Heller Financial, Inc. MTN                 5.93%    7/24/2000      750
   175   Household Finance Corp.                    6.88%    3/01/2007      185
   500   Hydro-Quebec                               6.98%    2/28/2005      535
   500   IBM Corp.                                  5.76%    7/10/2000      506
 1,000   John Deere Capital Corp.                   5.85%    1/15/2001    1,004
 1,000   Nationsbank Charlotte NC, N.A., Notes      5.86%    5/26/2000    1,005
   500   Newell Co.                                 6.18%    7/11/2000      506
   500   Pacific Bell                               5.88%    2/15/2006      514
 1,000   Provident Bank, Bank Notes                 6.13%   12/15/2000    1,008
   500   Sara Lee Corp.                             6.30%   11/07/2005      522
 1,000   The Cit Group Holdings, Inc.               6.20%   10/20/2000    1,012
 1,000   Wal-Mart Stores, Inc. Notes                5.85%    6/01/2018    1,013
   500   Waste Management, Inc.                     7.00%   10/15/2006      528
   500   Weingarten Realty Investors                6.00%    8/10/2001      498
 2,000   Federal Home Loan Banks                    5.58%    6/22/2000    2,020
   500   Federal Home Loan Banks                    5.66%    6/23/2000      505
 1,100   Federal Home Loan Banks                    5.50%    7/14/2000    1,110
 2,000   Federal National Mortgage Assn., MTN       5.65%    6/12/2000    2,021
    69   Government National Mortgage Association   7.50%    8/15/2026       72
    85   Government National Mortgage Association   7.00%    3/15/2026       87
 1,473   Government National Mortgage Association   7.00%    3/15/2026    1,511
 1,135   Government National Mortgage Association   7.50%   11/15/2026    1,174
   230   Government National Mortgage Association   7.00%    2/15/2027      236
   407   Government National Mortgage Association   7.50%    5/15/2027      421
 4,941   Government National Mortgage Association   6.00%    4/15/2028    4,904
   988   Government National Mortgage Association   6.00%    7/15/2028      980
   494   Government National Mortgage Association   6.00%    9/15/2028      490
 1,046   Government National Mortgage Association   6.00%    9/15/2028    1,038
 1,950   U.S. Treasury Bonds                        7.88%    2/15/2021    2,588
 4,061   U.S. Treasury Notes                        4.75%   11/15/2008    4,069
                                                                        --------
         Total bonds (cost: $43,891)                                     44,942
                                                                        --------
         Total investments (cost: $54,912)                              $58,358
                                                                        --------

------------------------
* Non-income producing.







USAA INCOME STRATEGY FUND
NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 1998
(Unaudited)


GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 0.6% of net assets at November 30, 1998.


See accompanying notes to financial statements.








USAA INCOME STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 1998
(Unaudited)


ASSETS
   Investments in securities, at market value
     (identified cost of $54,912)                                      $ 58,358
   Cash                                                                     103
   Receivables:
      Capital shares sold                                                    43
      Dividends and interest                                                609
                                                                      ----------
         Total assets                                                    59,113
                                                                      ----------
LIABILITIES
   Capital shares redeemed                                                   59
   USAA Investment Management Company                                        14
   USAA Transfer Agency Company                                               9
   Accounts payable and accrued expenses                                     20
                                                                      ----------
         Total liabilities                                                  102
                                                                      ----------
            Net assets applicable to capital shares outstanding        $ 59,011
                                                                      ==========
REPRESENTED BY:
   Paid-in capital                                                     $ 54,770
   Accumulated undistributed net investment income                          390
   Accumulated net realized gain on investments                             405
   Net unrealized appreciation of investments                             3,446
                                                                      ----------
            Net assets applicable to capital shares outstanding        $ 59,011
                                                                      ==========
   Capital shares outstanding, unlimited number of shares
     authorized, no par value                                             4,781
                                                                      ==========
   Net asset value, redemption price, and offering price per share     $  12.34
                                                                      ==========

See accompanying notes to financial statements.








USAA INCOME STRATEGY FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 1998
(Unaudited)


Net investment income:
   Income:
      Dividends                                                        $     94
      Interest                                                            1,140
                                                                      ----------
         Total income                                                     1,234
                                                                      ----------
   Expenses:
      Management fees                                                       125
      Transfer agent's fees                                                  49
      Custodian's fees                                                       34
      Postage                                                                 2
      Shareholder reporting fees                                              1
      Trustees' fees                                                          2
      Registration fees                                                      33
      Professional fees                                                      13
      Other                                                                   2
                                                                      ----------
         Total expenses before reimbursement                                261
      Expenses reimbursed                                                    (9)
                                                                      ----------
         Total expenses after reimbursement                                 252
                                                                      ----------
            Net investment income                                           982
                                                                      ----------
Net realized and unrealized gain on investments:
      Net realized gain on investments                                      426
      Change in net unrealized appreciation/depreciation
        of investments                                                      801
                                                                      ----------
            Net realized and unrealized gain                              1,227
                                                                      ----------
Increase in net assets resulting from operations                       $  2,209
                                                                      ==========


See accompanying notes to financial statements.







USAA INCOME STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 1998
and Year ended May 31, 1998
(Unaudited)

                                                          11/30/98      5/31/98
                                                         -----------------------
From operations:
   Net investment income                                  $   982       $ 1,031
   Net realized gain on investments                           426           231
   Change in net unrealized appreciation/depreciation
      of investments                                          801         2,051
                                                         -----------------------
      Increase in net assets resulting from operations      2,209         3,313
                                                         -----------------------
Distributions to shareholders from:
   Net investment income                                     (869)         (867)
                                                         -----------------------
   Net realized gains                                        (161)          (92)
                                                         -----------------------
From capital share transactions:
   Proceeds from shares sold                               24,244        26,233
   Shares issued for dividends reinvested                     849           663
   Cost of shares redeemed                                 (6,422)       (3,967)
                                                         -----------------------
      Increase in net assets from capital share
        transactions                                       18,671        22,929
                                                         -----------------------
Net increase in net assets                                 19,850        25,283
Net assets:
   Beginning of period                                     39,161        13,878
                                                         -----------------------
   End of period                                          $59,011       $39,161
                                                         =======================
Undistributed net investment income included in
  net assets:
   End of period                                          $   390       $   277
                                                         =======================
Change in shares outstanding:
   Shares sold                                              2,013         2,233
   Shares issued for dividends reinvested                      70            57
   Shares redeemed                                           (535)         (337)
                                                         -----------------------
      Increase in shares outstanding                        1,548         1,953
                                                         =======================


See accompanying notes to financial statements.








USAA INCOME STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS

November 30, 1998
(Unaudited)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the USAA Income Strategy Fund (the Fund). The Fund's investment objective is to seek a high current return, with reduced risk over time, through an asset allocation strategy which emphasizes income and gives secondary emphasis to long-term growth of capital.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the six-month period ended November 30, 1998.


(3) DISTRIBUTIONS
Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 1998 were $48.5 million and $30.0 million, respectively.

Gross unrealized appreciation and depreciation of investments at November 30, 1998 was $3.5 million and $64,000, respectively.


(5) TRANSACTIONS WITH MANAGER
A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .50% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.0% of its annual average net assets through October 1, 1999, and accordingly has waived a portion of its management fees.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses. Effective January 1, 1999, the annual charge will be $28.50.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.


(6) TRANSACTIONS WITH AFFILIATES
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At November 30, 1998, the Association and its affiliates owned 502.4 thousand shares (10.5%) of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.


(7) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:

                                        Six-month                                  Nine-month
                                       Period Ended                               Period Ended
                                       November 30,      Year Ended May 31,         May 31,
                                     ----------------------------------------------------------
                                           1998          1998          1997          1996*
                                     ----------------------------------------------------------
Net asset value at
   beginning of period                  $ 12.11        $ 10.84       $ 10.06       $ 10.00
Net investment income                       .22            .46           .50           .39(b)
Net realized and
   unrealized gain (loss)                   .27           1.31           .83          (.06)
Distributions from net
   investment income                       (.22)          (.46)         (.50)         (.22)
Distributions of realized
   capital gains                           (.04)          (.04)         (.05)         (.05)
                                     ----------------------------------------------------------
Net asset value at
   end of period                        $ 12.34        $ 12.11       $ 10.84       $ 10.06
                                     ==========================================================
Total return (%) **                        4.14          16.72         13.59          3.23
Net assets at end of period (000)       $59,011        $39,161       $13,878       $12,173
Ratio of expenses to
   average net assets (%)                  1.00(a)        1.00          1.00          1.00(a)
Ratio of expenses to
   average net assets
   excluding reimbursements (%)            1.04(a)        1.21          1.51          1.78(a)
Ratio of net investment income to
   average net assets (%)                  3.94(a)        4.35          4.80          4.71(a)
Portfolio turnover (%)                    61.62           7.15         64.71         78.60



 *  Fund commenced operations September 1, 1995.
** Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Calculated using weighted average shares.




TRUSTEES
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:30 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777